                                                                   Exhibit 10.51

                                 ATTACHMENT #2

                                       to

                           LICENSE SYSTEM ADDENDUM #3

                                     between

                             SEIKO EPSON CORPORATION

                                       and

                     PEERLESS SYSTEMS IMAGING PRODUCTS, INC.




















Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SEC/PSIP Attachment #2 (LSA #3)                              CONFIDENTIAL
--------------------------------------------------------------------------------

                ATTACHMENT #2 TO THE LICENSED SYSTEM ADDENDUM #3

This Attachment #2 ("Attachment #2) dated July 23, 2001 (the "Effective Date") to Licensed System Addendum #3 dated December 31, 2000 ("LSA #3") is entered into by and between SEIKO EPSON Corporation, a Japanese corporation, (hereinafter "SEC") and Peerless Systems Imaging Products, Inc., a Washington corporation, (hereinafter "PSIP") pursuant to the provisions of the Master Technology License Agreement between those parties dated April 1, 2000 (hereinafter the "MTLA"). This Attachment #2 is hereby made a part thereof, and the terms and conditions of the MTLA and LSA #3 thereto are incorporated by reference herein.

WHEREAS, SEC and PSIP now wish that PSIP grants to SEC an additional Block License for use in the Authorized SEC Devices identified in Exhibit A, Section 2 of LSA #3.

NOW THEREFORE, SEC and PSIP hereto agree as follows effective August 1, 2001:

     1. Subject to the payment of all fees herein, PSIP grants to SEC an additional Block License under the same terms and conditions of LSA #3 in the amount of * dollars (U.S.$ *).

     2.   In exchange for this additional Block License, SEC agrees to pay PSIP
          * dollars (U.S.$ *) which shall be due and payable within sixty (60) days of the execution of this Attachment #2. PSIP agrees that such payments require the receipt by SEC of original invoices and the required Tax Application Form for Income Tax Convention with PSIP's signature. SEC will provide the required Tax Application Form for Income Tax Convention and PSIP will sign as appropriate and return the form to SEC. Payments made hereunder are non-cancelable, non-refundable, and non-transferable.

     3. The Per Unit License Fees stated in Exhibit B (and more specifically Tables 10, 11, 12, and 13) to LSA #3 shall apply until the crediting of the equivalent earned Per Unit License Fee equals U.S.$ * (* dollars). The U.S.$ * (* dollars) is the total of the original Block License in LSA #3 of U.S.$ * (* dollars), plus the Block License granted in Attachment #1 of U.S.$ * (* dollars, plus the Block License granted in this Attachment #2 of U.S.$ * (* dollars).

     4. LSA #3, Exhibit B, Section 1.2.3 e) ii), shall be replaced in its entirety with the following:

          "SEC, at its sole discretion, may purchase additional Block License(s)in the amount of $* (* dollars) or more (but under $*) each under the same and conditions as enumerated herein."

     5. LSA #3, Exhibit B, Section 1.3.1 a) shall be replaced in its entirety with the following:

          "Additional Block Licenses will be issued in the denomination of U.S. $* (* dollars for each new LSA which covers one or more New Authorized SEC Devices. *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Final (July 11, 2001)           Page 1 of 3       Initials:  SEC ___; PSIP ___

SEC/PSIP Attachment #2 (LSA #3)                              CONFIDENTIAL
--------------------------------------------------------------------------------

          use two (2) new printer engines, then the Additional Block License will be denominated at U.S.$ *.)"

     6. Except as expressly provided herein, all the terms of the MTLA and LSA #3 shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Attachment #2 as of the Effective Date.

SEIKO EPSON CORPORATION                 Peerless Systems Imaging Products, Inc.
By:                                     By:

/s/ Kazuhiko Iida                       /s/ Ron Davis
----------------------------------      ----------------------------------------
(Authorized Signature)                  (Authorized Signature)
Name: Kazuhiko Iida                     Name: Ron Davis
Title: General Manager                  Title: Vice President of Sales
Date: July 23, 2001                     Date: July __, 2001

///End

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Final (July 11, 2001)            Page 2 of 3      Initials:  SEC ___; PSIP ___